                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported): March 10, 2004
                                                          ---------------


                             R. G. BARRY CORPORATION
              -----------------------------------------------------
             (Exact name of registrant as specified in its charter)


     Ohio                         1-8769                      31-4362899
---------------           -----------------------          ------------------
(State or other              (Commission File                (IRS Employer
jurisdiction of                   Number)                   Identification No.)
incorporation)

               13405 Yarmouth Road N.W., Pickerington, Ohio 43147
               ---------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (614) 864-6400
                           --------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                              --------------------
                         (Former name or former address,
                          if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

AMENDMENT TO CREDIT AGREEMENT
-----------------------------

         On March 10, 2004, R.G. Barry Corporation (the "Company"), as borrower, entered into a Fifth Amendment to Revolving Credit Agreement (the "Fifth Amendment") with The Huntington National Bank ("Huntington"), as lender. The Fifth Amendment amends the Revolving Credit Agreement between the Company and Huntington dated December 27, 2002 (the "Agreement"), as amended by the First Amendment to Revolving Credit Agreement between the Company and Huntington dated March 31, 2003 (the "First Amendment"), the Second Amendment to Revolving Credit Agreement between the Company and Huntington dated September 1, 2003 (the "Second Amendment"), the Third Amendment to Revolving Credit Agreement between the Company and Huntington dated September 15, 2003 (the "Third Amendment") and the Fourth Amendment to Revolving Credit Agreement between the Company and Huntington dated January 22, 2004 (the "Fourth Amendment"). The Fifth Amendment makes a number of changes to the Agreement, as previously amended. These changes include, but are not limited to, (1) an increase in the credit availability for the month of March 2004 from $12.0 million to $13.8 million, (2) modification of the Borrowing Base (as defined in the Fifth Amendment) to exclude from eligible inventory the inventory of the Company located outside of the United States and to reduce the Borrowing Base by $2,100,000, which is the approximate amount of the Company's obligations to Metropolitan Life Insurance Company ("Metropolitan"), (3) consent to the Company's borrowing of the aggregate sum of $2.2 million under the policies of insurance owned by the Company and insuring the life of Gordon Zacks, and (4) the grant to Huntington and Metropolitan of an assignment of and lien on one of these life insurance policies. The assignment of and lien on the life insurance policy will be shared ratably with Metropolitan based on loans outstanding, and is in addition to the other collateral currently securing amounts loaned by Huntington pursuant to the Agreement and the Company's outstanding indebtedness to Metropolitan, which includes substantially all of the other assets of the Company.

         The Fifth Amendment is attached hereto as Exhibit 4 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Fifth Amendment, the Agreement, which was filed as Exhibit 99.1 to the Company's Form 8-K dated January 9, 2003, the First Amendment, which was filed as Exhibit 4 to the Company's Form 10-Q for the quarter ended March 29, 2003, the Second Amendment, which was filed as
Exhibit 4 to the Company's Form 8-K dated September 3, 2003, the Third Amendment, which was filed as Exhibit 4 to the Company's Form 8-K dated September 15, 2003, and the Fourth Amendment, which was filed as Exhibit 4 to the Company's Form 8-K dated January 22, 2004.

RETIREMENT OF PRESIDENT AND CEO
-------------------------------

         Also on March 10, 2004, the Company entered into a Confidential Separation Agreement (the "Separation Agreement") with Gordon Zacks, pursuant to which Mr. Zacks retired as President and Chief Executive Officer of the Company. Effective on the date of the Agreement, Mr. Zacks left his position as President and CEO and became a non-operational employee of the

Company. His final retirement and termination of employment will be effective July 1, 2004. Mr. Zacks will remain a director of the Company and has been appointed as Senior Chairman of the Board.

         The Separation Agreement terminates the existing Employment Agreement between the Company and Mr. Zacks dated July 1, 2001 (the "Employment Agreement"). The Separation Agreement, however, provides that Mr. Zacks will receive various retirement benefits that were provided for in the Employment Agreement. The Separation Agreement also provides for the vesting of all unvested stock options and restricted stock on July 1, 2004.

         A copy of the Separation Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement.

EMPLOYMENT CONTRACT WITH INTERIM PRESIDENT AND CEO
--------------------------------------------------

         On March 10, 2004, the Company entered into an Executive Employment Contract (the "Employment Contract") with Thomas M. Von Lehman, naming Mr. Von Lehman the interim President and Chief Executive Officer of the Company. Mr. Von Lehman joins the Company from The Meridian Group, an investment banking and corporate renewal consulting firm currently engaged by the Company to provide consulting services in regard to R.G. Barry's financing requirements and operations. The Employment Contract provides for an initial six-month term that may be renewed for additional three-month increments upon the agreement of the Company and Mr. Von Lehman.

         Pursuant to the Employment Contract, Mr. Von Lehman will receive $50,000 per month in salary and will be eligible for various employee benefits. The Employment Contract provides for a payment of a cash bonus to Mr. Von Lehman if the Company achieves the EBITDA (earnings before interest, taxes, depreciation and amortization) target established by the Board for fiscal year 2004. The Employment Contract also provides Mr. Von Lehman with specified compensation if the Company is involved in a Sale Transaction (as defined in the Employment Contract) prior to the second anniversary of the last day of the initial six-month term of the Employment Contract, except as otherwise set forth in the Employment Agreement.

         In addition, Mr. Von Lehman has been granted stock options to purchase up to 100,000 shares of the Company at an exercise price of $2.20 per share. These options have a two-year term and will vest at the end of the initial six-month term unless certain events occur prior to such time. Mr. Von Lehman will receive an additional 50,000 options if and when the Employment Contract is extended beyond the initial six-month term. These options will have an exercise price equal to the market price of the Company's shares on the date of grant, will have a two-year term and will vest at the end of extended employment period unless certain events occur prior to that time.

         A copy of the Employment Contract is attached hereto as Exhibit 10.2 and is incorporated herein by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Employment Contract.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

       (a) and (b).      Not applicable.

       (c).     Exhibits.

                  Exhibit No.     Description
                  -----------     -----------

                           4      Fifth Amendment to Revolving Credit
                                  Agreement dated March 10, 2004, by and
                                  between The Huntington National Bank and
                                  R.G. Barry Corporation

                        10.1 Confidential Separation Agreement between R.G. Barry Corporation and Gordon Zacks dated March 10, 2004

                        10.2 Executive Employment Contract between R.G. Barry Corporation and Thomas M. Von Lehman dated March 10, 2004

                          99 News Release issued by R. G. Barry Corporation on March 11, 2004


ITEM 9.  REGULATION FD DISCLOSURE.

         On March 11, 2004, R. G. Barry Corporation (the "Company") issued a news release reporting that the Company and its lender have amended the Company's credit agreement pursuant to the Fifth Amendment described above, reporting that the Company's President and Chief Executive Officer has retired and announcing the appointment of an interim President and CEO. A copy of the news release is attached as Exhibit 99 hereto and is incorporated herein by reference.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                R. G. BARRY CORPORATION



Dated: March 11, 2004           By:  /s/ Daniel D. Viren
                                    --------------------------------------------
                                     Daniel D. Viren
                                     Senior Vice President - Finance, Chief
                                     Financial Officer, Secretary and Treasurer

                                INDEX TO EXHIBITS


                           Current Report on Form 8-K
                              Dated March 10, 2004

                             R. G. Barry Corporation

Exhibit No.    Description
-----------    -----------

       4 Fifth Amendment to Revolving Credit Agreement dated March 10, 2004, by and between The Huntington National Bank and R.G. Barry Corporation

      10.1 Confidential Separation Agreement between R.G. Barry Corporation and Gordon Zacks dated March 10, 2004

      10.2 Executive Employment Contract between R.G. Barry Corporation and Thomas M. Von Lehman dated March 10, 2004

      99       News Release issued by R. G. Barry Corporation on March 11,
               2004